Harris Stratex Networks, Inc. Guy M. Campbell President and Chief Executive Officer 2007 Analyst Meeting

The information contained in this document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act and Section 27A of the Securities Act. All statements, trend analyses and other information contained herein about the markets for the services and products of Harris Stratex Networks and trends in revenue, as well as other statements identified by the use of forward-looking terminology, including "anticipate", "believe", "plan", "estimate", "expect", "goal" and "intend", or the negative of these terms or other similar expressions, constitute forward-looking statements. These forward looking statements are based on estimates reflecting the current beliefs of the senior management of Harris Stratex Networks. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward- looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward- looking statements include the following: the failure to obtain and retain expected synergies from the transactions contemplated by the combination agreement; rates of success in executing, managing and integrating key acquisitions and transactions, including the integration of the operations, personnel and businesses of the Stratex Networks, Inc. with those of the former Microwave Communications Division of Harris Corporation; the ability to achieve business plans for Harris Stratex Networks; the ability to manage and maintain key customer relationships; the ability to fund debt service obligations through operating cash flow; the ability to obtain additional financing in the future and react to competitive and technological changes; the ability to comply with restrictive covenants in Harris Stratex Networks' indebtedness; the ability to compete with a range of other providers of microwave communications products and services; the effect of technological changes on Harris Stratex Networks' businesses; the functionality or market acceptance of new products that Harris Stratex Networks may introduce; the extent to which Harris Stratex Networks' future earnings will be sufficient to cover its fixed charges; Harris Stratex Networks will be subject to intense competition; the failure of Harris Stratex Networks to protect its intellectual property rights; currency and interest rate risks; the impact of political, economic and geographic risks on international sales; the ability to retain the principal sources of revenue of Stratex Networks, Inc. and Harris Corporation's Microwave Communications Division; and future changes in prices for Harris Stratex Networks' products and services. For more information regarding the risks and uncertainties of the microwave communications business as well as risks relating to the combination of Harris Corporation's Microwave Communications Division and Stratex, see "Risk Factors" in the proxy statement/ prospectus included in the Company's registration statement on Form S-4, as amended, as well as other reports filed by Harris Stratex Networks with the U.S. Securities and Exchange Commission from time to time. Harris Stratex Networks undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. Forward looking statements

Harris Stratex Networks Complete infrastructure solutions End-to-end wireless transmission capabilities Transport, access, and carrier-grade Ethernet microwave systems Nodal processors Software upgrades Network management solutions Turnkey field services Software licensing to OEMs Large global customer base Mobile and fixed wireless operators (cellular, GSM, 3G/UMTS, WiMAX) Government agencies Public utility and transportation companies State and local government & public safety providers Wireline operators Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks Enterprise networks

Combination offers compelling strategic and financial rationale Creates significantly greater scale - the largest independent provider of wireless transmission network solutions #4 globally and #1 in North America Delivers complementary global distribution channels and significantly expanded customer footprint Serves a large market with expected strong growth over next five years Offers customers an unmatched end-to-end product portfolio Offers expected annual savings of approximately $35M through product costs and operating expenses Creates a larger, highly relevant, and more competitive company Stronger financial performance potential Greater financial capacity Product leadership Ability to serve adjacent markets Positioned to deliver double-digit growth and margin expansion

About Harris Stratex Networks Headquarters: Research Triangle Park, North Carolina, USA 1450 employees worldwide 200 engineers Major facilities in: San Antonio, Texas San Jose, California Hamilton, Scotland Redwood Shores, California Montreal, Canada Melbourne, Florida Wellington, New Zealand Lagos, Nigeria Many other facilities around the globe Sales and service locations in every major region Customers in over 135 countries

Harris Stratex Ericsson Alcatel Nokia-Siemens NEC Eltek-Nera Fujitsu Others 0.15 0.23 0.17 0.16 0.13 0.07 0.01 0.08 Market leadership Harris Stratex Alcatel Nec Ceragon Tadiran Others 0.48 0.26 0.12 0.05 0.04 0.07 North American market Global market World's largest independent supplier of wireless transmission network solutions NEC Alcatel Ceragon Tadiran Others Harris Stratex 48% Harris Stratex 15% Others Alcatel NEC Nokia-Siemens Ericsson Eltek-Nera Fujitsu

North American customers Mobile operators Private operators

International customers

Services Consulting Network planning and design Site builds Installation, commissioning, maintenance Integration Managed services Network monitoring Access/backhaul Mobile and wireless Wireline WiMax backhaul Mobile TV Government and defense Metro Ethernet Third-party Excellent third-party relationships; wide portfolio of complementary equipment Trunking Mobile and wireless Wireline Government and defense Critical infrastructure License exempt Mobile and wireless Wireline WiMax backhaul Metro WiFi backhaul Enterprises Mobile TV Government and defense Support Systems Network management Tools Complete solutions

Africa $199 Asia/Pacific $57 Latin America $41 Europe/Middle East /Russia $141 North America $210 Revenue by region #1 in North America #2 in Middle East and Africa #4 Globally Based on revenue of $656 million for the 12 months ended March 2007 ($ in millions)

Pro forma combined operating performance * See GAAP to non-GAAP reconciliation tables on the HSTX Investor Relations website. Non-GAAP operating income excludes amortization of intangibles and stock-based compensation of $1.4, $.8, $.5, $3.5, $3.0, $2.6, and $3.9 by quarter, respectively. ($ in millions) Revenue Gross margin % of revenue Operating expense % of revenue Non-GAAP operating income* ROS $141.3 $144.2 $137.6 $176.8 $599.9 $160.9 $171.9 $146.8 42.2 44.9 44.7 59.4 191.2 51.8 58.2 44.5 29.9% 31.1% 32.5% 33.6% 31.9% 32.2% 33.9% 30.3% 33.9 36.6 39.1 44.2 153.8 38.5 40.0 38.9 24.0% 25.4% 28.4% 25.0% 25.9% 23.9% 23.3% 26.5% 8.3 8.3 5.6 15.2 37.4 13.3 18.2 5.6 5.9% 5.8% 4.1% 8.6% 6.2% 8.3% 10.6% 3.8% Fiscal Year 2006 Fiscal Year 2007 1Q 2Q 3Q 4Q Total 1Q 2Q 3Q

Pro forma combined operating performance ** Assumes 59 million shares outstanding * Reference GAAP to non-GAAP reconciliation tables on the HSTX Investor Relations website FY 06 Actual FY 07 Guidance FY08 Guidance

Cost synergies Fiscal 2008 1st half Fiscal 2008 2nd half Total Expect to achieve $3-4 million of cost savings in fiscal 2007 Supply chain savings R&D consolidation International facilities consolidation and redundancies North America facilities consolidation and redundancies IT consolidation $19M $6M $4M $5M $1M $7M $12M $2M $4M $2M $2M $2.5M $2.5M $.5M $ .5M $35M $14M $21M

Global wireless momentum Worldwide mobile subscriber growth Doubled from 1 to 2 billion from '04 to mid '06 2.5 billion subscribers by end of 2007 Mobile networks to cover 90% of world population by 2010 Capital cost of providing mobile coverage is one-tenth of a fixed connection New network buildouts continue 3G buildouts driving microwave demand Microwave bandwidth capacity has increased to support demand for new triple play services Leased line substitution increasing Worldwide focus: harden networks against natural disasters and security threats Mobile operator market consolidation

Carrier Ethernet market Global migration to carrier-class Ethernet in the core network One network for voice/data/video services (VoIP, Internet, IPTV, for example) Cost recovery within first 2-3 years Backhaul networks migrating to Ethernet Support needed for high-speed packet access (HSPA) European operators using DSL for backhaul Traffic aggregation Metro networks migrating to Ethernet Data surpassing voice in traffic volume Business, residential and wireless networks sharing the same infrastructure and services Meets metro requirements for bandwidth, scalability, service diversity and granularity, fast time to market, economy and simplicity "Worldwide Ethernet services revenue grew to $5.9 billion in 2005, and is expected to jump another 280% between 2005 and 2009 to $22.5 billion." -Infonetics Research Carrier Ethernet Market Growth by Segment (Cisco white paper, citing various analyst sources)

Growth drivers - North America Survivable networks / network hardening Recent natural disasters driving need for interoperable networks for EMS communication South Florida Water Management District West Virginia EMS New IP-based services driving leased-line substitution Carriers require more bandwidth to increase service footprint, accommodate new services Dynamic traffic flow 3G, HSDPA adoption Streaming video consumes 10x the network bandwidth of voice traffic Movies, news clips, real-time sports, mini- soaps, full-length programs Private networks Need for higher bandwidth and high reliability 2 GHz relocation Advanced Wireless Services (AWS) to be offered in 1.7 GHz (government) and 2.1 GHz (commercial) bands Some operators must move to new frequencies

Growth drivers - international Focus on high-growth markets Middle East, Africa High growth countries, key operators Russia, Eastern Europe Turnkey services offerings Grow revenue with services that drive Greater customer intimacy Sustainable, long-term revenue Market shift to IP-centric solutions Capitalize on Eclipse carrier-grade Ethernet solutions Participate in early-stage WiMax deployments Wireless carrier base station transition to IP Identify and capture adjacent market opportunities Trusted global provider of wireless network solutions Network management and network operations Customer requirement for uniformity in system-wide management Need for outsourced monitoring and network operations

Positioning for profitable growth Innovation and technology solutions Target fastest growing, highest-value opportunities High-capacity, software configurable radios Carrier-grade Ethernet transport solutions Geographic regions Target regions with highest growth potential and value North America, Middle East, Africa, Europe, Russia Continued expansion of service offerings Network monitoring and operations

Action Plan - Recovering Momentum Resolve sales force integration issues Issues 80% resolved. Working to close final issues in May Integrated product roadmaps New combined product roadmap established Solidify TR(r)6000/6500 development schedule Schedule integrity improved development process enhanced. More frequent reviews established. Establish accelerated management review process Overall integration improving & visibility improving Increase focus on meeting or exceeding cost synergy realization Synergy results to-date positive, management confidence high Request Increased Board of Directors Involvement Chuck Kissner, Chair, now active Howard Lance increased involvement Actions Outcomes To Date

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